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                                                                    EXHIBIT 99.5


                         NOTICE OF GUARANTEED DELIVERY


            To elect to receive $5.75 in cash, subject to proration,


 for each share of common stock ("CAX Common Stock"), $.01 par value per share, of



            COMMERCIAL ASSETS, INC., A DELAWARE CORPORATION ("CAX")


                                pursuant to the


              Joint Proxy Statement/Prospectus dated June 13, 2000


                            (the "Proxy Statement").


  This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used when an election to receive cash (a "Cash Election") is made in connection with the proposed merger (the "Merger") of CAX with and into Asset
   Investors Corporation, if (i) certificates representing such shares of CAX Common Stock are not lost but are not immediately available, (ii) time will not permit the Form of Election with respect to the shares of CAX Common Stock, certificates representing shares of CAX Common Stock and all other required documents to reach the Exchange Agent prior to July 31, 2000, or (iii) the procedures for book-entry transfer cannot be completed prior to July 31, 2000.
     This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Exchange Agent


THIS ELECTION PERIOD WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 31, 2000, OR SUCH LATER TIME AND DATE TO WHICH THE ELECTION PERIOD IS EXTENDED

                  The Exchange Agent for the Cash Election is:

                        WELLS FARGO SHAREOWNER SERVICES


        BY FACSIMILE:          BY HAND OR OVERNIGHT COURIER:             BY MAIL:
         651-450-4163          161 North Concord Exchange St.         P.O. Box 64858
                                  South St. Paul, MN 55075       St. Paul, MN 55164-0858


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A FORM OF ELECTION IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE FORM OF ELECTION.


Ladies and Gentlemen:


     By execution hereof, the undersigned acknowledges receipt of the Joint Proxy Statement/Prospectus dated June 13, 2000. Upon the terms and subject to the conditions of the Proxy Statement and the Form of Election, the undersigned hereby elects to receive cash and delivers to the Exchange Agent the number of shares of CAX Common Stock indicated below.


     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under the Form of Election shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

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                            PLEASE SIGN AND COMPLETE



     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of shares of CAX Common Stock exactly as their name(s) appear(s) on certificate(s) for shares of CAX Common Stock or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing it as the owner of such shares of CAX Common Stock, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her name, address and capacity as indicated below and submit evidence satisfactory to the Exchange Agent of such person's authority so to act.



Number of shares of CAX Common Stock:              Name(s) of Registered Holder(s):
--------------------------------------------       --------------------------------------------
Certificate Nos. (if available):
---------------------                              --------------------------------------------
Window Ticket No. (if any):                        Address of Registered Holder(s) including
----------------------                             the Zip Code:
If the shares of CAX Common Stock will be
tendered by book-entry transfer at The             --------------------------------------------
Depository Trust Company, please provide the
following information:                             --------------------------------------------
Account Number:                                    Area Code and Tel. No.:
----------------------------------                 ---------------------------
Transaction Code Number:                           Name(s) of Authorized Signatory:
-------------------------                          -----------------
Dated:
--------------------------------------------       --------------------------------------------
                                                   --------------------------------------------
                                                   Capacity:
                                                   --------------------------------------------
                                                   Address of Authorized Signatory:
                                                   ------------------
                                                   --------------------------------------------
                                                   --------------------------------------------
                                                   Area Code and Tel. No.:
                                                   ---------------------------
                                                   Signature(s) of Registered Holder or
                                                   Authorized Signatory:
                                                   --------------------------------------------
                                                   --------------------------------------------


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
                                               GUARANTEE
                               (Not to be used for signature guarantee)

         The undersigned is: (1) a member of a national securities exchange; (2) a member of the
    National Association of Securities Dealers, Inc.; or (3) a commercial bank or trust company having an office in the United States; and guarantees to deliver to the Exchange Agent the certificates for the shares of CAX Common Stock to which this Form of Election relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of CAX, no later than 5:00 P.M., New York City time, on the third American Stock Exchange trading day after the date of execution of this guarantee of delivery.

    Name of Firm:                                      --------------------------------------------
    -------------------------------------              (Authorized Signature)
    Address:                                           Name:
    --------------------------------------------       --------------------------------------------
    --------------------------------------------       Title:
    (including Zip Code)                               --------------------------------------------
    Area Code and Tel. No.:                            Date:
    --------------------------                         --------------------------------------------



         NOTE: DO NOT SEND SHARES OF CAX COMMON STOCK WITH THIS NOTICE.


        SHARES OF CAX COMMON STOCK SHOULD BE SENT TO THE EXCHANGE AGENT


          TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED FORM OF


                   ELECTION AND ANY OTHER REQUIRED DOCUMENTS.



                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY



     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M. New York City time on July 31, 2000. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the Holder. If delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, properly insured, and that the mailing be made sufficiently in advance of July 31, 2000, to permit delivery to the Exchange Agent prior to such date. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. Delivery will be deemed made when actually received or confirmed by the Exchange Agent.



     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the shares of CAX Common Stock referred to herein, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant in the Book-Entry Transfer Facility whose name is shown as the owner of the shares of CAX Common Stock, the signature must correspond with the name shown on the security position listing as the owner of the shares of CAX Common Stock.



     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any shares of CAX Common Stock listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the shares of CAX Common Stock or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.



     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity,


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such person should so indicate when signing and submit with the Form of Election evidence satisfactory to the Exchange Agent of such person's authority to so act.



     3. Requests for Assistance or Additional Copies. Questions relating to the procedure for delivery of this Notice of Guaranteed Delivery and requests for assistance or additional copies of the Proxy Statement, this Notice of Guaranteed Delivery and any other documents related to the Merger may be directed to the Exchange Agent or the Solicitation Agent, both of whose address and telephone number appears on the front page of the Form of Election which accompanies this Notice of Guaranteed Delivery. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Merger.


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